Exhibit 4.8

UNISYS

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000.00

Number of Shares 123456

DTC 12345678 123456789012345

PO BOX 43004, Providence, RI 02940-3004

Certificate Numbers Num/No. Denom. Total

MR A SAMPLE 1234567890/1234567890 1 1 1

DESIGNATION (IF ANY) 1234567890/1234567890 2 2 2

ADD 1 1234567890/1234567890 3 3 3

ADD 2

ADD 3 1234567890/1234567890 4 4 4

ADD 4 1234567890/1234567890 5 5 5

1234567890/1234567890 6 6 6

Total Transaction 7

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

COMMON STOCK

COMMON STOCK

PAR VALUE $0.01

THIS CERTIFICATE IS TRANSFERABLE

IN CANTON, MA, JERSEY CITY, NJ AND

COLLEGE STATION, TX

Certificate Number

ZQ00000000

Shares

** 000000 ******************

*** 000000 *****************

**** 000000 ****************

***** 000000 ***************

****** 000000 **************

UNISYS

UNISYS CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT MR. SAMPLE & MRS. SAMPLE CUSIP 909214 30 6

is the owner of ***ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO*** SEE REVERSE FOR CERTAIN DEFINITIONS

Fully paid and non-assessable shares of the Common Stock of

Unisys Corporation, transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued, and shall be held, subject to all the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto and supplements thereof (copies of which are on file with the Transfer Agent), which are hereby made a part hereof with the same effect as if they were herein fully set forth, to all of which the holder by acceptance hereof assents. Witness the seal of the Corporation and the signatures of its duly authorized officers.

DATED DD-MMM-YYYY

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE INC.

President and Chief Executive Officer TRANSFER AGENT AND REGISTRAR,

Senior Vice President, General Counsel and Secretary By

AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

A123456_

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	-	Custodian

				(Cust)		(Minor)
TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT	-		Custodian (until age		)
	and not as tenants in common			(Cust)

under Uniform Transfers to Minors Act
(Minor)		(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,	hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:		20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-15.

Signature:
Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.